SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 24, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of June 1, 1999,
                  providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-13)


                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)


          New Jersey               33-5042                  21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code  (609) 661-6100
                                                            --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General. On June 24, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 99-13 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 99-13") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 22, 1999 as supplemented by the Prospectus Supplement dated June 22, 1999.

The original principal balance of each Class of the Certificates is as follows:

          Class A1                       $40,926,000.00
          Class A2                       $14,475,476.00
          Class A3                       $47,710,557.00
          Class A4                        $4,053,134.00
          Class A5                        $2,551,890.00
          Class A6                        $4,712,416.00
          Class A7                        $2,000,000.00
          Class A8                       $29,000,000.00
          Class A9                      $138,655,000.00
         Class A10                       $29,000,000.00
         Class A11                      $100,000,000.00
         Class A12                       $20,707,000.00
         Class A13                        $3,448,000.00
         Class A14                          $676,358.00
         Class A15                        $4,204,000.00
         Class A16                        $1,140,642.00
         Class A17                       $33,845,000.00
          Class R                               $100.00
          Class M                        $10,483,000.00
          Class B1                        $3,737,000.00
          Class B2                        $2,242,000.00
          Class B3                        $2,491,000.00
          Class B4                          $996,000.00
          Class B5                        $1,247,906.29
          Class PO                          $448,236.45
          Total :                       $498,750,715.74


The initial Junior Percentage and initial Senior Percentage for Pool 99-13 are approximately 4.25% and 95.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 99-13 as of the initial issuance of the Certificates are $185,966.00, $4,987,507.00 and $4,987,507.00, respectively, representing approximately .0400%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of June 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 99-13
----------

Pool 99-13 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $498,750,715.74.

The interest rates (the "Mortgage Rates") borne by the 1,477 Mortgage Loans conveyed by GECMSI to Pool 99-13 range from 6.2500% to 9.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1635% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 99-13 ranged from $35,000.00 to $1,600,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 99-13 is $337,678.21, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 99-13 is April 5, 1994, and the latest scheduled maturity date of any such Mortgage Loan is June 1, 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 99-13 is 75.0164%.

The Mortgage Loans in Pool 99-13 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 99-13:

     MORTGAGE       # OF      AGGREGATE BALANCES              % OF POOL BY
      RATES         LOANS     AS OF CUT-OFF DATE            AGGREGATE BALANCE
      -----         -----     ------------------            -----------------

      6.2500%           1          $299,715.35                   0.0601%
      6.3750%           4        $1,289,119.18                   0.2585%
      6.5000%          18        $6,234,156.64                   1.2500%
      6.6250%          30       $10,146,315.49                   2.0343%
      6.7500%          60       $18,931,987.91                   3.7959%
      6.8750%         171       $57,694,749.53                  11.5679%
      6.8800%           1          $294,850.00                   0.0591%
      7.0000%         295       $99,208,141.70                  19.8912%
      7.1250%         236       $82,181,298.26                  16.4774%
      7.2500%         283       $95,248,304.21                  19.0974%
      7.3750%         177       $60,369,921.54                  12.1042%
      7.5000%         109       $36,436,476.55                   7.3055%
      7.6250%          37       $12,029,987.82                   2.4120%
      7.7500%          22        $6,967,418.34                   1.3970%
      7.8750%          11        $2,969,368.01                   0.5954%
      8.0000%           5        $1,942,622.57                   0.3895%
      8.1250%           5        $1,493,600.00                   0.2995%
      8.2500%           3        $1,335,784.74                   0.2678%
      8.3750%           3        $1,534,000.00                   0.3076%
      8.5000%           2          $933,068.15                   0.1871%
      8.8750%           2          $628,000.00                   0.1259%
      9.0000%           1          $324,000.00                   0.0650%
      9.2500%           1          $257,829.75                   0.0517%

       Total        1,477      $498,750,715.74                 100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 99-13 :

     ORIGINAL       # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
     BALANCES                      AS OF CUT-OFF DATE       AGGREGATE BAL.
     --------       ----------     ------------------       --------------

$      0 - 227,150          88      $12,792,822.56               2.5650%
$227,151 - 250,000          64      $15,496,374.48               3.1070%
$250,001 - 300,000         526     $145,491,022.03              29.1711%
$300,001 - 350,000         320     $104,069,544.83              20.8660%
$350,001 - 400,000         190      $71,048,003.31              14.2452%
$400,001 - 450,000          99      $41,806,685.07               8.3823%
$450,001 - 600,000         144      $73,506,966.99              14.7382%
$600,001 - 650,000          27      $17,271,561.72               3.4630%
$650,001 - 1,000,000 +      19      $17,267,734.75               3.4622%

Total                    1,477     $498,750,715.74             100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 99-13 is $1,598,812.56.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 99-13 is $35,000.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 99-13:


YEAR OF ORIGINATION      # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
-------------------      ----------     ------------------     -----------------

     1994                    1               $264,000.00           0.0529%
     1997                    1               $397,377.15           0.0797%
     1998                   21             $7,358,925.60           1.4755%
     1999                1,454           $490,730,412.99          98.3919%

     Total               1,477           $498,750,715.74         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 99-13:

LOAN-TO-VALUE
  RATIO AT           # OF               AGGREGATE BALANCES     % OF POOL BY
ORIGINATION          LOANS              AS OF CUT-OFF DATE  AGGREGATE BALANCE
-----------          -----              ------------------  -----------------

00.000 - 50.00         61                  $21,514,670.66          4.3137%
50.001 - 60.00         83                  $29,485,865.59          5.9119%
60.001 - 70.00        187                  $67,568,191.03         13.5475%
70.001 - 75.00        198                  $70,238,481.27         14.0829%
75.001 - 80.00        732                 $247,266,862.23         49.5773%
80.001 - 85.00         33                  $10,525,202.88          2.1103%
85.001 - 90.00        109                  $33,449,189.15          6.7066%
90.001 - 95.00         74                  $18,702,252.93          3.7498%

     Total           1,477                $498,750,715.74        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 99-13:

TYPE OF DWELLING         # OF LOANS     AGGREGATE BALANCES    % OF POOL BY
                                        AS OF CUT-OFF DATE  AGGREGATE BALANCE
----------------         ----------     ------------------  -----------------

Single-family detached      1,364         $465,579,732.91         93.3492%
Single-family attached         17           $4,322,703.92          0.8667%
Condominium                    49          $14,159,467.35          2.8390%
2 - 4 Family Units             36          $12,538,498.69          2.5140%
Co-op                          11           $2,150,312.87          0.4311%

Total                       1,477         $498,750,715.74        100.0000%


f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 99-13:

                    # OF LOANS          AGGREGATE BALANCES    % OF POOL BY
OCCUPANCY                               AS OF CUT-OFF DATE  AGGREGATE BALANCE
---------           ----------          ------------------  -----------------

Owner Occupied         1,439              $487,135,826.52         97.6712%
Vacation                  22                $6,642,823.68          1.3319%
Investment                16                $4,972,065.54          0.9969%

Total                  1,477              $498,750,715.74        100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 99-13:

STATE                    # OF LOANS     AGGREGATE BALANCES     % OF POOL BY
                                        AS OF CUT-OFF DATE  AGGREGATE BALANCE
-----                    ----------     ------------------  -----------------

Alabama                         4           $1,282,244.84          0.2571%
Arizona                        32          $10,278,454.81          2.0608%
Arkansas                        4           $1,440,283.47          0.2888%
California                    651         $223,594,620.14         44.8310%
Colorado                       47          $15,668,050.68          3.1415%
Connecticut                    26          $10,534,822.99          2.1122%
Delaware                        4           $1,522,067.36          0.3052%
District Of Columbia            8           $2,430,893.68          0.4874%
Florida                        24           $6,579,252.39          1.3191%
Georgia                        55          $19,153,042.05          3.8402%
Hawaii                          2             $835,600.10          0.1675%
Idaho                           1             $427,000.00          0.0856%
Illinois                       56          $19,116,301.80          3.8328%
Indiana                         6           $2,048,014.75          0.4106%
Iowa                            3             $856,760.65          0.1718%
Kansas                          1             $334,000.00          0.0670%
Kentucky                        3             $857,400.00          0.1719%
Louisiana                       1             $359,712.11          0.0721%
Maine                           3             $605,661.39          0.1214%
Maryland                       58          $20,256,551.57          4.0615%
Massachusetts                  71          $23,077,756.18          4.6272%
Michigan                        4           $1,854,426.84          0.3718%
Minnesota                       4           $1,337,035.47          0.2681%
Mississippi                     1             $344,000.00          0.0690%
Missouri                       12           $4,248,492.35          0.8518%
Nebraska                        1             $317,739.34          0.0637%
Nevada                          8           $2,369,098.58          0.4750%
New Hampshire                   5           $1,564,734.50          0.3137%
New Jersey                     91          $31,093,567.49          6.2344%
New Mexico                      4           $1,424,938.26          0.2857%
New York                       38          $11,962,028.42          2.3984%
North Carolina                 11           $3,544,283.53          0.7106%
Ohio                           12           $4,085,863.00          0.8192%
Oregon                         28           $9,085,133.13          1.8216%
Pennsylvania                   31           $9,881,874.40          1.9813%
Rhode Island                    1             $319,762.52          0.0641%
South Carolina                  4           $1,207,026.90          0.2420%
South Dakota                    1             $255,790.16          0.0513%
Tennessee                       4           $1,540,100.00          0.3088%
Texas                          31          $10,226,440.99          2.0504%
Utah                           11           $3,168,432.77          0.6353%
Vermont                         1             $280,000.00          0.0561%
Virginia                       52          $16,519,908.43          3.3123%
Washington                     57          $19,225,013.93          3.8546%
Wisconsin                       5           $1,636,533.77          0.3281%

Total                       1,477         $498,750,715.74        100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 99-13:

YEAR OF MATURITY    # OF LOANS     AGGREGATE BALANCES         % OF POOL BY
                                   AS OF CUT-OFF DATE       AGGREGATE BALANCE
----------------    ----------     ------------------       -----------------

     2019                 21           $6,473,379.60               1.2979%
     2024                  6           $2,437,070.82               0.4886%
     2028                 17           $6,866,424.98               1.3767%
     2029              1,433         $482,973,840.34              96.8368%

     Total             1,477         $498,750,715.74             100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 99-13 calculated as of the Cut-off Date is 357.29 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 99-13:

                    # OF LOANS     AGGREGATE BALANCES         % OF POOL BY
PURPOSE OF LOAN                    AS OF CUT-OFF DATE       AGGREGATE BALANCE
---------------     ----------     ------------------       -----------------

Purchase                 722         $242,172,108.33              48.5557%
Rate Term/Refinance      492         $166,760,295.47              33.4356%
Cash-out Refinance       263          $89,818,311.94              18.0087%

Total                  1,477         $498,750,715.74             100.0000%

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of June 22, 1999, for certain of the Series 1999-13 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-13 Certificates, dated as of June 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President


Dated as of June 24, 1999

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President


Dated as of June 24, 1999

                                  EXHIBIT INDEX



The exhibits are being filed herewith:


     EXHIBIT NO.                   DESCRIPTION                             PAGE
     -----------                   -----------                             ----

          1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of June 22, 1999, for certain of the Series 1999-13 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1 The Pooling and Servicing Agreement for the Series 1999-13 Certificates, dated as of June 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.